THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

UNUM LIFE INSURANCE COMPANY OF AMERICA

FIRST UNUM LIFE INSURANCE COMPANY OF AMERICA

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT W

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JL-A

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JF-I

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JF-II

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

VA I SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY

VA I SEPARATE ACCOUNT OF FIRST UNUM LIFE INSURANCE COMPANY

CG VARIABLE ANNUITY SEPARATE ACCOUNT II

CIGNA VARIABLE ANNUITY SEPARATE ACCOUNT I

Supplement to the prospectus dated May 1, 2020

This supplement provides information that is relevant to your variable annuity contract. It is for your information only and requires no action on your part. Keep this supplement with your prospectus for future reference.

The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019

The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:

•                  Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.

•                  Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.

•                  Changed the required minimum distribution rules that apply after the death of a participant or IRA owner (outlined below).

•                  Created an exception to the 10% additional tax on early distributions received for a qualified birth or adoption.

Required Minimum Distributions. Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date.” Prior to the enactment of the SECURE Act, the required beginning date was April 1 of the year following the year in which you would have attained age 70½ or retired. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Covid-19 and The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:

•                  Tax-favored Coronavirus Related Distributions

•                  Retirement plan loan relief

•                  Temporary waiver of required minimum distributions

Tax-favored Coronavirus Related Distributions

The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:

•                  has been diagnosed with COVID-19,

•                  has a spouse or dependent who has been diagnosed with COVID-19,

•                  experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.

Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.

CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period is so elected by the recipient. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.

Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements and the plan permits the distribution.

Retirement Plan Loan Relief

The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.

Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.

Third, the time period in 2020 for which loan payments are suspended is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.

Temporary Waiver of Required Minimum Distributions

The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.

As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).

Cyber Security and Business Interruption Risks

We rely heavily on interconnected computer systems and digital data to conduct our annuity products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts  associated with natural and man-made disasters and catastrophes.